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                                  EXHIBIT 99.1

                     JOINT FILING AGREEMENT FOR SCHEDULE 13D

         Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth hereinbelow.

         The original statement shall be signed by each person on whose behalf the statement is filed or his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of the filing person), evidence of the representative's authority to sign on behalf of such person shall be filed with the statement; provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.

Attention: Intentional misstatements or omissions of fact constitute Federal criminal violations (See 18 U.S.C. 1001)

Dated: July 5, 2002

 Mauritz & Couey, a Texas general partnership

By:  Ross Couey Corporation, a Texas corporation
     its General Partner

         By:  /s/  Blair Couey
            --------------------------------------------------
                Blair Couey, President

By:  T.N. & S.E. Mauritz Corporation, a Texas corporation
     its General Partner

         By:  /s/  Mitzi M. Mauritz
            --------------------------------------------------
                Mitzi M. Mauritz, President

By:  M.O.W. Corporation, a Texas corporation
     its General Partner

         By:  /s/  M.H. Brock
            --------------------------------------------------
                M.H. Brock, President

By:  Clapp Investments, Inc., a Texas corporation
     its General Partner

         By:  /s/ Randy M. Clapp
            --------------------------------------------------
                Randy M. Clapp, President

By:  Loli, Inc., a Texas corporation
     its General Partner

         By:  /s/  L.G. Raun
            --------------------------------------------------
                L.G. Raun, Jr., President

By:  Schiurring Interests, Inc., a Texas corporation
     its General Partner

         By:  /s/  J. Brent Schiurring
            --------------------------------------------------
                J. Brent Schiurring, President

By:  Coastal Commodities, Inc., a Texas corporation
     its General Partner

         By:  /s/  Laurance H. Armour
            --------------------------------------------------
                Laurance H. Armour, III, President

By:  Maurco Corporation, a Texas corporation
     its General Partner

         By:  /s/  M.H. Brock
            --------------------------------------------------
                M.H. Brock, Chairman of the Board